SCHEDULE 14A
PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

Flaherty & Crumrine Preferred Securities Income Fund Incorporated
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED (NYSE: DFP)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To Be Held on April 17, 2014

To the Shareholders:

     Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine Preferred Securities Income Fund Incorporated, Flaherty & Crumrine Total Return Fund Incorporated and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 9:00 a.m. PT, on April 17, 2014, for the following purposes:

Each Fund:

1.	To elect Directors of each Fund (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of each Fund has fixed the close of business on January 17, 2014 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

By Order of the Boards of Directors,

March __, 2014	Chad C. Conwell
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to Be
Held on April 17, 2014

The notice of Annual Meetings, joint proxy statement, proxy cards and each Fund’s annual report for the fiscal year ended November 30, 2013 are available to you on the Funds’ website - www.preferredincome.com. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Annual Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held on April 17, 2014

To the Shareholders:

     Notice is hereby given that the Special Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine Preferred Securities Income Fund Incorporated and Flaherty & Crumrine Total Return Fund Incorporated (each, a “Fund” and collectively, the “Funds”), each a Maryland corporation, will be held at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 at 9:30 a.m. PT, on April 17, 2014, for the following purposes:

Each Fund:

1.	To approve a change to each Fund’s fundamental investment policy regarding investments in commodities (Proposal 1).

2.	To transact such other business as may properly come before the Special Meetings or any adjournments or postponements thereof.

Your vote is important!

     The Board of Directors of each Fund has fixed the close of business on January 17, 2014 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meetings and any adjournments or postponements thereof.

By Order of the Boards of Directors,

March __, 2014	Chad C. Conwell
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meetings to Be
Held on April 17, 2014

The notice of Special Meetings, joint proxy statement, proxy cards and each Fund’s annual report for the fiscal year ended November 30, 2013 are available to you on the Funds’ website - www.preferredincome.com. You are encouraged to review all of the information contained in the proxy materials before voting.

To obtain directions to attend the Special Meetings and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED (NYSE: DFP)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

QUESTIONS AND ANSWERS

Important Information to Help You Understand and Vote on the Proposals at the Annual Meetings and Special Meetings.

     While we strongly encourage you to read the full text of the enclosed combined joint proxy statement, we are also providing you with a brief overview of the proposals on which shareholders are requested to vote. Your vote is important.

QUESTIONS AND ANSWERS

What are the proposals being considered at the Annual Meetings of Shareholders (“Annual Meetings”) and Special Meetings of Shareholders for PFD, PFO, FFC and FLC (“Special Meetings,” together with the Annual Meetings, the “Meetings”)?

At the Annual Meetings, shareholders are being asked to vote on the following proposals:

(1)	To elect Directors of each Fund (Proposal 1).

(2)	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

At the Special Meetings for PFD, PFO, FFC and FLC, shareholders are being asked to vote on the following proposals:

(1)	To approve a change to each Fund’s fundamental investment policy regarding investments in commodities (Proposal 1).

(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

How does the Board recommend I vote?

The Board has unanimously approved, and recommends that you vote “FOR” Proposal 1 at the Annual Meetings.

The Board has unanimously approved, and recommends that you vote “FOR” Proposal 1 at the Special Meetings for PFD, PFO, FFC and FLC.

Who is eligible to vote at the Meetings?

Shareholders of record as of the close of business on January 17, 2014 are eligible to vote at the relevant Meetings.

I only have a few shares. Why should I bother to vote?

Each vote makes a difference. Your vote is needed to help ensure that the proposals can be acted upon. Voting promptly is also important. If we do not receive enough votes, we may have to re-solicit shareholders, which can be costly, time consuming and may delay the Meetings. We encourage all shareholders to participate in the governance of their Fund and to avoid unnecessary communications with you as a shareholder.

What if I have additional questions?

If you are a shareholder of FFC, FLC or DFP, please call 1-877-855-3434 with any additional questions. If you are a shareholder of PFD or PFO, please call 1-626-795-7300.

ANNUAL MEETINGS OF SHAREHOLDERS

Who are the nominees for election to the Board of Directors?

The nominee(s) for election to the relevant Fund’s Board of Directors are as follows:

Fund	Nominees For Election
PFD	David Gale
Karen H. Hogan
PFO	Morgan Gust
Karen H. Hogan
FFC	David Gale

FLC	David Gale

DFP	Donald F. Crumrine
Robert F. Wulf

Biographical information for each nominee is included in the enclosed combined joint proxy statement under Proposal 1 of the Annual Meeting.

SPECIAL MEETINGS OF SHAREHOLDERS FOR PFD, PFO, FFC AND FLC

What is the purpose of the Special Meetings?

Each Fund’s Board of Directors called the Special Meeting to present a proposal to shareholders for their approval with respect to each Fund’s fundamental investment policy relating to investments in commodities. The Board has proposed a clarification to its existing policy in order to avoid confusion in light of recent changes to applicable law. The proposed revised fundamental investment policy makes clear that the Funds have the flexibility to use swaps on financial instruments in order to achieve their investment goals, consistent with each Fund’s original intent.

You can find greater detail in the enclosed combined joint proxy statement under Proposal 1 of the Special Meetings.

Why is the Fund’s Board of Directors recommending revising each Fund’s fundamental investment policy with respect to commodities?

Each Fund has adopted certain investment policies that cannot be changed without shareholder approval. The Board has proposed that the existing fundamental investment policy with respect to the purchase and sale of commodities be revised in order to avoid confusion in light of recent changes to applicable law. The change to the fundamental policy is not expected to materially affect the manner in which each Fund’s investment program is being conducted at this time.

What will happen if shareholders do not approve the change to a Fund’s fundamental investment policy with respect to commodities?

If the revised fundamental investment policy with respect to commodities is not approved by shareholders of a Fund, the fundamental investment policy will remain as is and the manner in which the Fund’s investment program is being conducted at this time will remain substantially the same. Since the change is a clarification, the Funds would be able to use swaps on financial instruments even if the required vote was not obtained.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may minimize the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD)
FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED (NYSE: FFC)
FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED (NYSE: FLC)
FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND INCORPORATED (NYSE: DFP)

301 E. Colorado Boulevard, Suite 720
Pasadena, California 91101

ANNUAL MEETINGS OF SHAREHOLDERS

SPECIAL MEETINGS OF SHAREHOLDERS

April 17, 2014

COMBINED JOINT PROXY STATEMENT

     This document is a combined joint proxy statement (“Joint Proxy Statement”) for Flaherty & Crumrine Preferred Income Fund Incorporated (“Preferred Income Fund” or “PFD”), Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (“Preferred Income Opportunity Fund” or “PFO”), Flaherty & Crumrine Preferred Securities Income Fund Incorporated (“Preferred Securities Income Fund” or “FFC”), Flaherty & Crumrine Total Return Fund Incorporated (“Total Return Fund” or “FLC”) and Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (“Dynamic Preferred Income Fund” or “DFP”) (each, a “Fund” and collectively, the “Funds”). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and collectively, the “Boards”) to be voted at the Annual Meetings of Shareholders for PFD, PFO, FFC, FLC and DFP (the “Annual Meetings”) and the Special Meetings of Shareholders for PFD, PFO, FFC and FLC (the “Special Meetings,” together with the Annual Meetings, the “Meetings”) to be held on April 17, 2014, at the offices of Flaherty & Crumrine Incorporated, 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101 and at any adjournments or postponements thereof. The Annual Meetings will be held at 9:00 a.m. PT and the Special Meetings will be held at 9:30 a.m. PST.

     This Joint Proxy Statement and the accompanying Notice of Annual Meetings, Notice of Special Meetings and proxy card for each Fund in which you own shares were mailed on or about March __, 2014 to shareholders of record as of the close of business on January 17, 2014. Proxy solicitations will be made, beginning on or about March __, 2014, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated (“Flaherty & Crumrine”), the investment adviser of each Fund, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the transfer agent and administrator of each Fund. With respect to FFC, FLC and DFP, proxy solicitations may also be made by Destra Capital Investments LLC, the servicing agent for FFC, FLC and DFP. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2013, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO BNY MELLON C/O COMPUTERSHARE, P.O. BOX 30170, COLLEGE STATION, TEXAS 77842-3170, OR BY CALLING 1-866-351-7446. EACH FUND’S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITE - WWW.PREFERREDINCOME.COM - THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV) OR, FOR FFC, FLC AND DFP ONLY, BY CALLING DESTRA CAPITAL INVESTMENTS LLC AT 1-877-855-3434.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be
Held on April 17, 2014

The notices of Annual Meetings and Special Meetings, as applicable, Joint Proxy Statement, proxy cards and each Fund’s annual report for the fiscal year ended November 30, 2013 are available to you on the Funds’ website - www.preferredincome.com. You are encouraged to review all of the information contained in the proxy materials before voting. To obtain directions to attend the Annual Meetings and Special Meetings, and vote in person, please call 1-626-795-7300.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following chart specifies the Funds whose shareholders will be entitled to vote at the relevant Meetings on each of the proposals being presented for shareholder consideration. The proposals are set forth in the Notice of Annual Meetings and Notice of Special Meetings, respectively, and are discussed in more detail below.

ANNUAL MEETING OF SHAREHOLDERS
Proposal	Affected Funds	Page Number
Proposal 1 — To elect	PFD	[6]
Directors of each Fund	PFO
FFC
FLC
DFP

SPECIAL MEETING OF SHAREHOLDERS
Proposal	Affected Funds	Page Number
Proposal 1 — To approve a	PFD	[16]
change to the fundamental	PFO
investment policy regarding	FFC
investments in commodities	FLC

     If the enclosed proxy cards are properly executed and returned in time to be voted at the relevant Meetings, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted “FOR” Proposal 1 at the Annual Meeting and “FOR” Proposal 1 at the Special Meeting, as applicable. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meetings and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meetings.

     Under the Bylaws of each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting(s). In the event that a Quorum is not present at the relevant Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the Chairman of the Meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a Quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. A shareholder vote may be taken on a proposal in the Joint Proxy Statement relating to the applicable Meeting prior to any such adjournment if sufficient votes have been received for approval of that proposal. Once a Quorum has been established at the relevant Meeting, shareholders may continue to transact business, notwithstanding the withdrawal of shareholders and the loss of a Quorum.

     Each Fund has one class of capital stock outstanding: common stock, par value $0.01 per share (the “Common Stock” or the “Shares”). Each Share is entitled to one vote at the relevant Meetings with respect to matters to be voted on, with pro rata voting rights for any fractional Shares. On the record date, January 17, 2014, the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Shares Outstanding
Preferred Income Fund (PFD)	10,985,567

Preferred Income Opportunity Fund (PFO)	12,298,870

Preferred Securities Income Fund (FFC)	43,474,105

Total Return Fund (FLC)	9,897,817

Dynamic Preferred Income Fund (DFP)	9,156,782

     To the knowledge of each Fund and its Board, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is the beneficial owner or owner of record of more than 5% of the relevant Fund’s outstanding Shares as of January 17, 2014*:

Name and Address of		Amount and Nature
Beneficial/Record Owner	Title of Class	of Ownership	Percent of Class
Cede & Co.**	Common Stock	PFD – 10,606,357 (record)	96.5%
Depository Trust Company		PFO – 11,845,881 (record)	96.3%
55 Water Street, 25th Floor		FLC – 9,888,806 (record)	99.9%
New York, NY 10041		FFC – 43,393,928 (record)	99.8%
		DFP – 19,152,577 (record)	99.9%

First Trust Portfolios L.P.,	Common Stock	FLC – 918,712[1] (beneficial)	9.29%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Guggenheim Capital, LLC, Guggenheim	Common Stock	FLC – 604,237[2] (beneficial)	5.89%
Partners, LLC, GI Holdco II, LLC,
Guggenheim Partners Investment
Management Holdings, LLC, Guggenheim
Funds Services Holdings, LLC,
Guggenheim Funds Services, LLC and
Guggenheim Funds Distributors, LLC
(collectively, the “Filing Entities”).
____________________

*	As of January 17, 2014, the Directors and officers, as a group, owned less than 1% of the Shares of each Fund.
**	A nominee partnership of The Depository Trust Company.
1	Information obtained from a Schedule 13G filed by First Trust Portfolios L.P. (“FTP”), First Trust Advisors L.P (“FTA”) and The Charger Corporation (“Charger”) with the SEC reporting share ownership as of December 31, 2013. Based on that filing, FTP, FTA and Charger do not have sole or shared voting power, but do have the shared power to dispose or direct the disposition of 918,712 Shares.
2	Information obtained from a Schedule 13G/A filed by the Filing Entities with the SEC reporting share ownership as of December 31, 2013. Based on that filing, the Filing Entities have the shared power to vote or direct the vote or dispose or direct the disposition of 604,237 Shares.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. At each of the relevant Meetings, Shareholders of each Fund will vote as a single class. Shareholders of each Fund will vote separately for each of PFD, PFO, FFC, FLC and DFP on each proposal on which shareholders of that Fund are entitled to vote at a Meeting. Separate proxy cards are enclosed for each Fund in which a shareholder owns Shares. Thus, if a proposal at the relevant Meeting is approved by shareholders of one or more Funds and not approved by shareholders of one or more other Funds, the proposal will be implemented for the Fund or Funds that approved the proposal and will not be implemented for any Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on the proposal pertaining to that Fund.

ANNUAL MEETINGS
(ALL FUNDS)

PROPOSAL 1: ELECTION OF DIRECTORS

     At the Annual Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

Nominees for the Boards of Directors

     Each nominee named below is currently a Director of each Fund and has consented to continue to serve as a Director for the Fund(s) for which he or she is nominated if elected at the relevant Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee has been nominated for a three-year term to expire at each Fund’s 2017 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. Shareholders of each Fund’s Common Stock are entitled to elect the nominees for election to the Board of the relevant Fund.

Fund	Nominees For Election
PFD	David Gale
Karen H. Hogan
PFO	Morgan Gust
Karen H. Hogan
FFC	David Gale

FLC	David Gale

DFP	Donald F. Crumrine
Robert F. Wulf

Information About Each Director's or Nominee for Election as Director's Experience, Qualifications, Attributes or Skills

     Directors or Nominees for Election as Directors of the Funds, together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.

Number of
				Funds in	Other Public
	Current			Fund	Company Board
	Position(s)	Term of Office and	Principal Occupation	Complex	Memberships
	Held with	Length of Time	During Past Five	Overseen by	During Past Five
Name, Address and Age	Funds	Served*	Years	Director**	Years
Non-Interested
Directors/Nominees:

David Gale	Director	Class I Director	President of Delta	5	Emmis
Delta Dividend Group, Inc.		PFD — since 1997	Dividend Group, Inc.		Communications
220 Montgomery Street		PFO — since 1997	(investments)
Suite 426		FFC — since inception
San Francisco, CA 94104		FLC — since inception
Age: 64
Class II Director
DFP — since inception

Morgan Gust	Director and	Class II Director	Owner and operator	5	CoBiz Financial,
301 E. Colorado Boulevard	Nominating	FFC — since inception	of various entities		Inc. (financial
Suite 720	and	FLC — since inception	engaged in		services)
Pasadena, CA 91101	Governance		agriculture and real
Age: 66	Committee	Class III Director	estate
	Chairman	PFD — since inception
PFO — since inception
DFP — since inception

Karen H. Hogan	Director	Class I Director	Board Co-Chair and	5
301 E. Colorado Boulevard		PFD — since 2005	Member, IKAR, a
Suite 720			non-profit
Pasadena, CA 91101		Class II Director	organization; Active
Age: 52		FFC — since 2005	Member, Volunteer
		FLC — since 2005	to several non-profit
		DFP — since inception	organizations.

Class III Director
PFO — since 2005

Robert F. Wulf	Director	Class I Director	Financial Consultant;	5
301 E. Colorado Boulevard	and Audit	DFP — since inception	Former Trustee,
Suite 720	Committee		University of Oregon
Pasadena, CA 91101	Chairman	Class II Director	Foundation; Trustee,
Age: 76		PFD — since inception	San Francisco
		PFO — since inception	Theological
Seminary
Class III Director
FFC — since inception
FLC — since inception

Interested
Director/Nominee:

Donald F. Crumrine (1)	Director,	Class I Director	Chairman of the	5
301 E. Colorado Boulevard	Chairman of	DFP — since inception	Board and Director
Suite 720	the Board		of Flaherty &
Pasadena, CA 91101	and Chief	Class II Director	Crumrine
Age: 66	Executive	PFD — since inception	Incorporated
	Officer	PFO — since inception

Class III Director
FFC — since inception
FLC — since inception
____________________

*	The Class I Director of PFO and the Class II Directors of PFD, FFC, FLC and DFP will serve until each Fund’s Annual Meeting of Shareholders in 2015 and until their successors are duly elected and qualified. The Class II Directors of PFO and the Class III Directors of PFD, FFC, FLC and DFP will serve until each Fund’s 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class I Nominees of PFD, FFC, FLC and DFP and the Class III Nominees of PFO, if elected, will serve until each Fund’s 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
**	The Flaherty & Crumrine fund complex consists solely of the Funds.
(1)	“Interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine.

     With the exception of DFP, each Director has been a Director of the Funds for at least five years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe have prepared them to be effective Directors. The Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charters for the Boards' Nominating and Governance Committees contain certain other factors considered by the Committees in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors (defined below) are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Flaherty & Crumrine, and also may benefit from information provided by the Funds' and Flaherty & Crumrine's counsel; both counsel to the Independent Directors and counsel to the Funds and Flaherty & Crumrine have significant experience advising funds and fund directors. The Boards and their Committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

  Donald F. Crumrine – Mr. Crumrine has been the Chairman of the Boards of PFD and PFO since 2002 and Chairman of the Boards of FFC, FLC and DFP since each Fund’s inception. Mr. Crumrine has over 36 years of experience managing portfolios of preferred securities. He co-founded Flaherty & Crumrine in 1983, after spending twelve years at Scudder, Stevens & Clark, to focus on managing preferred securities portfolios and associated hedges. Mr. Crumrine is actively involved in the day-to-day management of all Flaherty & Crumrine client portfolios, including those of the Funds, and directs client service and marketing efforts at Flaherty & Crumrine.

  David Gale – In addition to his tenure as a Director of the Funds, Mr. Gale has been President and Chief Executive Officer of Delta Dividend Group, Inc., a San Francisco-based investment management firm, since 1992. Prior to joining Delta Dividend Group, Inc., Mr. Gale was a Principal with Morgan Stanley from 1983 to 1990, and a Managing Director of Lehman Brothers Holdings Inc. from 1990 to 1992. Mr. Gale previously served as a director of Emmis Communications.

  Morgan Gust – In addition to his tenure as a Director of the Funds, Mr. Gust is the owner and operator of various entities engaged in agriculture and real estate. From 1990 to 2007, Mr. Gust served in various capacities, including President, Executive Vice President, General Counsel and Corporate Secretary of Giant Industries, Inc., a petroleum refining and marketing company listed on the New York Stock Exchange (the “NYSE”). Mr. Gust currently serves as lead Director of CoBiz Financial, Inc., a publicly traded bank holding company. He is also a member of the Arizona State Bar.

  Karen H. Hogan – In addition to her tenure as a Director of the Funds, Ms. Hogan serves as a board member and committee member of several charitable and non-profit organizations. From 1985 to 1997, Ms. Hogan served as Senior Vice President of Preferred Stock Origination, and previously Vice President of New Product Development, at Lehman Brothers Holdings Inc.

  Robert F. Wulf – In addition to his tenure as a Director of the Funds, Mr. Wulf has worked as a financial consultant for over 30 years. Mr. Wulf also served as a board member of two non-profit organizations.

Board Composition and Leadership Structure

     The 1940 Act requires that at least 40% of the Funds' Directors not be "interested persons" (as defined in the 1940 Act) of the Funds, and therefore not affiliated with Flaherty & Crumrine ("Independent Directors"). To rely on certain exemptive rules under the 1940 Act, a majority of the Funds' Directors must be Independent Directors and, for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, four of the Funds' five Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds. The four Independent Directors interact directly with the Chairman and other senior management of Flaherty & Crumrine at scheduled meetings and between meetings as appropriate. Independent Directors have been designated to chair the Audit Committees and the Nominating and Governance Committees, and the Independent Directors rotate the responsibility for chairing meetings of Independent Directors. In addition, from time to time, one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Boards. As a result, the Boards have determined that their leadership structures and composition, in which no individual Independent Director has been designated to lead all the Independent Directors, are appropriate in light of the Boards' size and the cooperative and dynamic working relationship among the Independent Directors and the Independent Directors’ open lines of communication with Fund management. The Boards have determined that their leadership structures and composition, in which the Chairman of the Boards is an "interested person" of the Funds and 80% of the Directors are Independent Directors, are appropriate in light of the services that Flaherty & Crumrine provides to the Funds.

Boards' Oversight Role in Management

     The Boards' role in management of the Funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Flaherty & Crumrine, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds' and Flaherty & Crumrine's Chief Compliance Officer and portfolio management personnel. The Boards' Audit Committees (which consist of all the Independent Directors) meet during their scheduled meetings, and between meetings the Audit Committee chairs maintain contact, with the Funds' independent registered public accounting firm and the Funds' Chief Financial Officer. The Boards also receive periodic presentations from senior personnel of Flaherty & Crumrine regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Boards have adopted policies and procedures designed to address certain risks to the Funds. In addition, Flaherty & Crumrine and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Boards also receive reports from counsel to the Funds and Flaherty & Crumrine and the Independent Directors' own independent legal counsel regarding regulatory, compliance and governance matters. The Boards' oversight role does not make the Boards guarantors of the Funds' investments or activities.

Beneficial Ownership of Shares in Funds and Fund Complex for each Director and Nominee for Election as Director

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director and Nominee for Election as Director.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity					Companies Overseen by Director in Family
Name of Director or Nominee	Securities Held in a Fund*(1)					of Investment Companies*(2)
	PFD	PFO	FFC	FLC	DFP	Total
NON-INTERESTED
DIRECTORS/NOMINEES:

David Gale	D	D	D	D	C	E

Morgan Gust	D	D	C	C	C	E

Karen H. Hogan	C	C	C	C	A	D

Robert F. Wulf	C	C	E	E	C	E

INTERESTED DIRECTOR/NOMINEE:

Donald F. Crumrine	E(3)	E(3)	E(3)	E(3)	E(3)	E(3)
____________________

*	Key to Dollar Ranges
	A.	None
	B.	$1 - $10,000
	C.	$10,001 -$50,000
	D.	$50,001 - $100,000
	E.	over $100,000
All shares were valued as of January 17, 2014.
(1)	This information has been furnished by each Director/Nominee as of January 17, 2014. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
(2)	The Directors, Nominees and executive officers of each Fund, as a group, own less than 1% of each Fund.
(3)	Includes shares of the Fund held by Flaherty & Crumrine, of which Mr. Crumrine is a shareholder and director.

Officers of the Funds

     The following table provides information concerning each of the officers of the Funds.

	Current Position(s)	Term of Office and Length of	Principal Occupation During
Name, Address and Age	Held with Funds	Time Served*	Past Five Years
Robert M. Ettinger	President	PFD – since 2002	President and Director
301 E. Colorado Boulevard		PFO – since 2002	of Flaherty & Crumrine Incorporated
Suite 720		FFC – since inception
Pasadena, CA 91101		FLC – since inception
Age: 55		DFP – since inception

R. Eric Chadwick	Chief Financial	PFD – since 2004	Vice President and Director of Flaherty &
301 E. Colorado Boulevard	Officer, Vice	PFO – since 2004	Crumrine Incorporated; Chief Financial Officer
Suite 720	President and	FFC – since 2004
Pasadena, CA 91101	Treasurer	FLC – since 2004
Age: 38		DFP – since inception

Chad C. Conwell	Chief Compliance	PFD – since 2005	Chief Compliance Officer and Vice President
301 E. Colorado Boulevard	Officer, Vice	PFO – since 2005	of Flaherty & Crumrine Incorporated; Director
Suite 720	President and	FFC – since 2005	of Flaherty & Crumrine since January 2011
Pasadena, CA 91101	Secretary	FLC – since 2005
Age: 41		DFP – since inception

Bradford S. Stone	Vice President and	PFD – since 2003	Vice President and Director of Flaherty &
47 Maple Street	Assistant	PFO – since 2003	Crumrine Incorporated
Suite 403	Treasurer	FFC – since 2003
Summit, NJ 07901		FLC – since inception
Age: 54		DFP – since inception

Laurie C. Lodolo	Assistant	PFD – since 2004	Assistant Compliance Officer and Secretary
301 E. Colorado Boulevard	Compliance	PFO – since 2004	of Flaherty & Crumrine Incorporated
Suite 720	Officer, Assistant	FFC – since 2004
Pasadena, CA 91101	Treasurer and	FLC – since 2004
Age: 50	Assistant Secretary	DFP – since inception

Linda M. Puchalski	Assistant Treasurer	PFD – since 2010	Administrator of Flaherty & Crumrine
301 E. Colorado Boulevard		PFO – since 2010	Incorporated
Suite 720		FFC – since 2010
Pasadena, CA 91101		FLC – since 2010
Age: 57		DFP – since inception
____________________

*	Each officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Audit Committee

     The role of each Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the integrity of the Fund’s financial statements and the independent audit thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance. Each Fund’s Audit Committee is also required to prepare an audit committee report pursuant to applicable laws and regulations for inclusion in the Fund’s annual proxy statement. Each Audit Committee operates pursuant to a charter (the “Audit Committee Charter” or “Charter”) that was most recently reviewed and approved by the Board of Directors of each Fund on January 21, 2014 and which is available at www.preferredincome.com. As set forth in the Charter, management is responsible for the (i) preparation, presentation and integrity of each Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds’ independent registered public accounting firm, KPMG LLP (the “independent accountants” or “KPMG”), is responsible for planning and carrying out proper audits and reviews of each Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

Audit Committee Report

     In performing its oversight function, at a meeting held on January 21, 2014, each Audit Committee reviewed and discussed with management of the Fund and the independent accountants, the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2013, and discussed the audit of such financial statements with the independent accountants.

     In addition, each Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Each Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and the Funds and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

     As set forth above, and as more fully set forth in each Fund’s Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

     The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to that Fund's Board that the audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2013.

This report was submitted by the Audit Committee of each Fund’s Board of Directors
David Gale
Morgan Gust
Karen H. Hogan
Robert F. Wulf (Chairman)

January 22, 2014

     Each Audit Committee was established in accordance with Section 3(a)(58)(A) of the 1934 Act. Each Audit Committee met four times in connection with its Board of Directors’ regularly scheduled meetings during the fiscal year ended November 30, 2013. Each Audit Committee is composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the NYSE under the listing standards applicable to closed-end funds, as may be modified or supplemented (the “NYSE Listing Standards”)), namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

Nominating and Governance Committee

     Each Board of Directors has a Nominating and Governance Committee composed entirely of each Fund’s Independent Directors who are also “independent” (as such term is defined by the NYSE Listing Standards), namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating and Governance Committee of each Fund, except DFP, met twice during the fiscal year ended November 30, 2013 and the Nominating and Governance Committee of DFP met once during the period ended November 30, 2013.

     The Nominating and Governance Committee is responsible for identifying individuals believed to be qualified to become Board members; for recommending to the Board such nominees to stand for election as directors at each Fund’s annual meeting of shareholders and to fill any vacancies on the Board; and for overseeing the Boards’ governance practices. Each Fund’s Nominating and Governance Committee has a charter which is available on its website, www.preferredincome.com.

     Each Fund’s Nominating and Governance Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board. The Nominating and Governance Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, each Nominating and Governance Committee shall take into consideration such factors as it deems appropriate, including educational background; business, professional training or practice (e.g., accounting or law); public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Each Fund’s Nominating and Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Each Fund’s Nominating and Governance Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See “Submission of Shareholder Proposals – Annual Meetings 2015” below.)

Other Board-Related Matters

     Shareholders who wish to send communications to the Board should send them to the address of their Fund(s) and to the attention of the Board. All such communications will be directed to the Board’s attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 18, 2013 Annual Meetings of Shareholders.

Board Compensation

     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of its affiliates receives from each Fund a fee of $9,000 per annum plus $750 for each in-person Board of Directors or Audit Committee meeting attended, $500 for each in-person Nominating and Governance Committee meeting attended, and $250 for each telephone meeting attended. In addition, the Audit Committee Chairman receives from each Fund an annual fee of $3,000. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. During the fiscal year ended November 30, 2013, the Board of Directors for each of PFD and PFO held six meetings (two of which were held by telephone conference call), the Board of Directors of each of FFC and FLC held seven meetings (three of which were telephone meetings), and the Board of Directors DFP held seven meetings (four of which were telephone meetings). Each Director of each Fund attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year/period ended November 30, 2013 is set forth below:

		Board Meeting and
		Committee Meeting	Travel and Out-of-Pocket
	Annual Director Fees	Fees	Expenses*
PFD	$36,000	$33,000	$2,632
PFO	$36,000	$33,000	$2,632
FFC	$36,000	$34,000	$2,632
FLC	$36,000	$34,000	$2,632
DFP**	$22,402	$22,868	$1,178
____________________

*	Includes reimbursement for travel and out-of-pocket expenses for both “interested” and Independent Directors.
**	DFP commenced operations on May 29, 2013.

     The following table sets forth additional information regarding the compensation of each Fund’s Directors for the fiscal year/period ended November 30, 2013. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year/period ended November 30, 2013 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

Name of	Aggregate		Total Compensation from
Person and	Compensation		the Funds and Fund
Position	from each Fund		Complex Paid to Directors*
Donald F. Crumrine	$0		$0 (5)
Director, Chairman of the Board and Chief Executive Officer

David Gale	$ 16,500	– PFD	$77,351 (5)
Director	$ 16,500	– PFO
	$ 16,750	– FFC
	$ 16,750	– FLC
	$ 10,851	– DFP

Morgan Gust	$ 16,500	– PFD	$77,351 (5)
Director, Nominating and Governance Committee Chairman	$ 16,500	– PFO
	$ 16,750	– FFC
	$ 16,750	– FLC
	$ 10,851	– DFP

Karen H. Hogan	$ 16,500	– PFD	$77,351 (5)
Director	$ 16,500	– PFO
	$ 16,750	– FFC
	$ 16,750	– FLC
	$ 10,851	– DFP

Robert F. Wulf	$ 19,500	– PFD	$91,217 (5)
Director, Audit Committee Chairman	$ 19,500	– PFO
	$ 19,750	– FFC
	$ 19,750	– FLC
	$ 12,717	– DFP
____________________

*	Represents the total compensation paid for the fiscal year/period ended November 30, 2013 to such persons by the Funds, which are considered part of the same “fund complex” because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the Director or Nominee in the fund complex as of November 30, 2013.

Required Vote

     The election of Mr. Gale and Ms. Hogan as Directors of PFD, the election of Mr. Gust and Ms. Hogan as Directors of PFO, the election of Mr. Gale as a Director of FFC and FLC, and the election of Mr. Crumrine and Mr. Wulf as Directors of DFP, will require the affirmative vote of a plurality of the votes cast by holders of the Shares of Common Stock of each such Fund at the Annual Meeting in person or by proxy.

Independent Registered Public Accounting Firm

     KPMG, Two Financial Center, 60 South Street, Boston, Massachusetts 02111, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending November 30, 2014. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2013. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meetings, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if asked.

     Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services for the fiscal year ended November 30, 2012 and fiscal year/period ended November 30, 2013, as applicable.

	Fiscal Year/Period
	Ended		Audit-Related
Fund	November 30	Audit Fees	Fees	Tax Fees*	All Other Fees
PFD	2012	$45,000	$0	$8,650	$0
	2013	$46,350	$0	$8,910	$0

PFO	2012	$45,000	$0	$8,650	$0
	2013	$46,350	$0	$8,910	$0

FFC	2012	$47,500	$0	$8,650	$0
	2013	$46,350	$0	$8,910	$0

FLC	2012	$47,500	$0	$8,650	$0
	2013	$46,350	$0	$8,910	$0

DFP	2013	$46,350	$0	$8,910	$54,500**
____________________

*	“Tax Fees” are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund’s income tax returns.
**	“All Other Fees” are those fees billed to DFP by KPMG in connection with the Seed Audit of the Fund.

     Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the Funds’ investment adviser (“affiliates”) that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG LLP billed each Fund fees for the fiscal year ended November 30, 2012 and the fiscal year/period ended November 30, 2013, as applicable, were pre-approved by the Audit Committee.

     For each Fund’s fiscal year ended November 30, 2012 and fiscal year/period ended November 30, 2013, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds’ investment adviser or any affiliates.

SPECIAL MEETINGS
(PFD, PFO, FFC and FLC ONLY)

PROPOSAL 1: TO APPROVE A CHANGE TO EACH FUND’S FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTMENTS IN COMMODITIES

     Background. The preferred and debt securities typically held by each Fund generally are longer duration instruments. As a result, the Fund can be more sensitive to interest rate changes than funds that invest in shorter duration instruments. However, each Fund historically has mitigated, and in the future may mitigate, some or all of this exposure to long-term U.S. Treasury interest rates through purchasing futures or options, entering into swap transactions or utilizing other types of instruments. If a Fund did make such investments, they normally would be expected to appreciate in value when long-term interest rates rise significantly. If long-term interest rates did rise, and the instruments employed by the Fund increased in value, the Fund could use those realized gains to purchase additional preferred securities. This could potentially increase dividends to common shareholders.

     1940 Act Requirements: PFD, PFO, FFC and FLC, like all registered investment companies, are required by the 1940 Act to have certain specific investment policies that can be changed only with the prior approval of the holders of a majority of its outstanding voting securities. These policies are often referred to as “fundamental” policies or restrictions. Under Section 8(b)(1)(F) of the 1940 Act, a fund is required to include in its registration statement a recital of its policy regarding the purchase or sale of commodities, and such policy must be a fundamental policy. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies).

     PFD, PFO, FFC and FLC currently have a fundamental investment policy with respect to commodities, as detailed below, which restrict their use of certain commodities.

     Title VII of The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) expanded the scope of “commodity interests” subject to regulation under the Commodity Exchange Act to include most swaps, including the types of interest rate swaps that could be employed in the execution of each Fund’s interest-rate hedging strategy. These instruments were not previously included within the legal definition of “commodities,” but were permissible investments for each Fund.

     In connection with such changes, and to avoid confusion, it is proposed that the below referenced fundamental investment restriction of each Fund be changed so that the Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the extent permitted by law. This change will clarify that the Fund continues to have the same ability to utilize derivative instruments as it did prior to the change in definition of “commodity interest” under the Dodd-Frank Act.

     In addition, the proposed revised fundamental investment policy is intended to provide each Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

     Flaherty & Crumrine has advised the Board that the proposed revision to the fundamental policy on investment in commodities and commodity contracts is not expected to materially affect the manner in which a Fund’s investment program is being conducted at this time. In addition, Flaherty & Crumrine has advised the Board that it does not expect to purchase any physical commodities or contracts related to physical commodities, such as swaps on precious metals or agricultural products. Instead, it expects that it could use financial commodity contracts, such as interest rate swaps, to mitigate risk of loss or otherwise increase return for each Fund.

     Proposal: Each Fund’s current fundamental investment policy regarding investments in commodities is set forth below.

PFD	“[The Fund may not] [i]nvest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on such futures contracts and securities, as described in this Prospectus.”
PFO

“[The Fund may not] [i]nvest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures contracts, and may purchase options and write covered options on futures contracts, securities and stock indices, as described in this Prospectus.”

FFC

“[The Fund may not] [i]nvest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in the Prospectus.”

FLC

“[The Fund may not] [i]nvest in commodities, except that the Fund may enter into futures contracts, including interest rate and stock index futures, and may purchase options and write covered options on futures contracts and securities, as described in the Prospectus.”

     If shareholders of each Fund approve the proposal, each Fund’s current fundamental investment policy relating to investments in commodities will be revised as follows:

“The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the extent permitted by law.”

     Shareholders of each Fund will vote separately from shareholders of the other Funds with respect to their Fund's investment policy.

THE BOARD OF DIRECTORS OF PFD, PFO, FFC AND FLC, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

Required Vote

     Approval of the change in each Fund’s fundamental investment policy, with respect to Proposal 1, will require the approval of the holders of a majority of the relevant Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities” for this purpose means the lesser of (1) 67% or more of the Shares of Common Stock, present at a meeting of shareholders, if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Shares.

OTHER MATTERS TO COME BEFORE THE MEETINGS

     Annual Meetings. Each Fund does not intend to present any other business at the relevant Meeting, nor is any Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     Special Meetings. Under Maryland law and each applicable Fund’s Bylaws, the only matters that may be acted on at a special meeting of shareholders are those matters stated in the notice of the special meeting. Accordingly, no other business may properly come before the Special Meetings.

ADDITIONAL INFORMATION

Investment Adviser, Administrator and Servicing Agent

     Flaherty & Crumrine serves as the investment adviser to each Fund, and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. BNY Mellon acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Destra Capital Investments LLC acts as the servicing agent to FFC, FLC and DFP and is located at 901 Warrenville Road, Suite 15, Lisle, Illinois 60532.

Compliance with the Securities Exchange Act of 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund’s Directors and executive officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund’s securities to file reports of ownership and changes of ownership with the SEC and the NYSE and to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2013 all such filing requirements applicable to such persons were met in a timely manner, except for one late Form 5 filing on behalf of Mr. Robert Ettinger for PFD, PFO, FFC and FLC that related to a gift.

Submission of Shareholder Proposals - 2015 Annual Meetings

     All proposals by shareholders of each Fund that are intended to be presented at each Fund’s next Annual Meeting of Shareholders to be held in 2015 must be received by the relevant Fund for consideration for inclusion in the relevant Fund’s proxy statement relating to the meeting no later than November __, 2014, and must satisfy the requirements of federal securities laws.

     Each Fund’s Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund’s Annual Meeting to provide timely advance notice of the proposal in writing. To be considered timely, any such advance notice must be in writing delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this Joint Proxy Statement not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

     Any such notice by a shareholder shall set forth the information required by the Fund’s Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

“Householding”

     Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact BNY Mellon C/O Computershare, P.O. Box 30170, College Station, Texas 77842-3170 or by phone at 1-866-351-7446.

Voting Results

     Each Fund will advise its shareholders of the voting results of the matters voted upon at its Meetings in its next Semi-Annual Report to Shareholders.

Broker Non-Votes and Abstentions

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker “non-vote” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, “abstentions”) will be counted as Shares that are present and entitled to vote at the meeting for purposes of determining the presence of a Quorum.

     With respect to Proposal 1 for the Annual Meetings, abstentions do not constitute a vote “for” directors. With respect to Proposal 1 for the Special Meetings, abstentions do not constitute a vote “for” the proposal and instead will count as a vote “against” the proposal.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Funds whether other persons are the beneficial owners of Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE RELEVANT MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

FLAHERTY & CRUMRINE PREFERRED
SECURITIES INCOME FUND
INCORPORATED

Important Information Regarding Annual Meeting of
Shareholders and Special Meeting of Shareholders

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Proxy Card for Annual Meeting and Special Meeting

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Annual Meeting

A. Proposal - The Board of Directors recommends a vote FOR the nominee listed.

1. Election of Director:          01 – David Gale

Mark here to vote FOR the nominee	Mark here to WITHHOLD vote from the nominee	For All EXCEPT - To withhold authority to vote for any
nominee(s), write the name(s) of such nominee(s) below

Special Meeting

B. Proposal – The Board of Directors recommends a vote FOR Proposal 1.

1. Approve a change to the fundamental investment policy regarding investments in commodities.	FOR	AGAINST	ABSTAIN

C. Non-Voting Items
Change of Address - Please print new address below.	Comments – Please print your comments below.

D. Authorized Signatures – This Section must be completed for your vote to be counted. – Date and Sign Below

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

/ /

The Notices of Annual Meeting and Special Meeting of Shareholders, Joint Proxy Statement
and proxy card for the Fund are available on the Fund’s website at www.preferredincome.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - FLAHERTY & CRUMRINE PREFERRED SECURITIES INCOME FUND INCORPORATED

PROXY IN CONNECTION WITH EACH OF THE ANNUAL MEETING AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be held on April 17, 2014.

The Notices of Annual Meeting and Special Meeting of Shareholders, Joint Proxy Statement and proxy card for the Fund are available on the Fund’s website at www.preferredincome.com.

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Flaherty & Crumrine Preferred Securities Income Fund Incorporated, a Maryland corporation (the “Fund”), hereby appoints Donald F. Crumrine, Robert M. Ettinger and Chad C. Conwell, proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at each of the Annual Meeting and Special Meeting of Shareholders of the Fund to be held at the offices of Flaherty & Crumrine Incorporated, 301 East Colorado Boulevard, Suite 720, Pasadena, California 91101 at 9:00 a.m. PT, and 9:30 a.m. PT, respectively, on April 17, 2014, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notices of Annual Meeting and Special Meeting and Joint Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before each Meeting. A majority of the proxies present and acting at each Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.